SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 12, 2004
(Date of earliest event reported)

Commission File No. 333-116509



                    Wells Fargo Asset Securities Corporation
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        Delaware                                             52-1972128
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(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)

7430 New Technology Way
Frederick, Maryland                                                21703
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Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


                7485 New Horizon Way, Frederick, Maryland  21703
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Morgan Stanley & Co. Incorporated which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Computational Materials prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                Wells Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2004-Q

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION


August 12, 2004

                                   By:      /s/ Bradley Davis
                                          -------------------------------
                                          Bradley Davis
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               -----------

   (99)                 Computational Materials                         E
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with
                        Wells Fargo Asset Securities
                        Corporation, Mortgage Pass-Through
                        Certificates, Series 2004-Q.